Introduction to

Eco-Shift Power

Sustainable Smart Buildings

1090 Fountain St. North Cambridge ON. N3E 1A3 Toll Free: 844-779-7900

Who We Are.....Eco-Shift Power is...

- A Recognized Lighting Expertise Company and Energy Management Technology Innovators *(Commercial & Industrial Applications)*
- A Leader in 'Smart Building' Advancement
- Cloud-based Energy Monitoring & Controls Technology
- On-site wireless lighting & HVAC controls
- Globally Sourced Technologies and Brand Agnostic
- Solution Driven and Customer Needs Focused
- Delivery to North America



Eco-Shift Power
Sustainable Smart Buildings



C-Suite Biography

Gib Wood, President/CEO

- President/CEO of Eco-Shift Power Corp (2007-present)
- VP of Business Development for Illumination IQ (2003-2008)

James Hughes, Chief Financial Officer

- CFO of Eco-Shift Power Corp. (2007-present)
- CEO of TAI Communications (1992-2007)

John Lambert, Vice President of Sales & Marketing

- D.V.P. of Negawatt Business Solutions (2012-2013)
- Director National Accounts at Direct Energy (2004-2012)
- Vice President Sales, Energy Advantage (1996-2003)

Eco-Shift Power
Sustainable Smart Buildings

NEW LIGHTING TECHNOLOGY



Introducing

NetZero Ballast™

NetZero Ballast ™ is the seal of approval of Globally Sourced products tested and offered by Eco-Shift Power.

- Best in Class Fixtures
- Microprocessor Technology
- Real-time Wireless Lighting & HVAC Management Systems

Eco-Shift Power Customers will become Smart Grid ready in short order and will exploit every opportunity for energy conservation, peak demand reduction and demand response.

NetZero Ballast ™ makes daylight harvesting and dynamic occupancy based energy use a reality

Product release is Q4 2013


MONITORING
Grocery Store
Data Cloud
Eco-Shift Power
Sustainable Smart Buildings
Wireless Technology
REAL TIME CONTROLS
SMART BUILDINGS
Eco-Shift Power
Sustainable Smart Buildings

MONITORING & CONTROLS

NetZero ™

Manages Consumption

- On-demand dimming of individual fixtures for Load Shedding
- Customize system operation in Real-time
- Enterprise-wide visibility of energy use

Predicts Maintenance

- Automated fault detection self-diagnostic capabilities
- Current, Voltage and Temperature sensing
- Extended service life hours and non intrusive maintenance

Schedules and Alerts

- Email alerts for various selectable parameters and KPIs
- Predictable timetable group re-lamping
- Plan preventative maintenance schedules

Eco-Shift Power
Sustainable Smart Buildings

LIGHTING LEVERAGED SMART BUILDINGS …

NetZero ™

dumb…



Magnetic Technology

smart



- **Wireless**
- **IP addressable**
- **Web enabled individual fixtures**
- **Reduces consumption**
- **Manage consumption and Light levels**
- **Reduces peak demand**
- **Reduces maintenance costs**

smarter

intelligent and versatile



Electronic Technology

"e-HID"

Eco-Shift Power
Sustainable Smart Buildings

NEW (2014) DEMAND RESPONSE PROGRAMS


Eco-Shift Power
Sustainable Smart Buildings
Independent System Operator
"ISO"
California – Ontario – Texas – New York
LDC to End-User Market
Direct to End-user Market
Eco-Shift Power
Sustainable Smart Buildings
Demand Response Back Office to
Custom LDC Offerings and Financier of Energy
Projects
Demand Response Interface
Curtailment Service Provide/Aggregator Direct to Customer
Marketing Through LDC
Marketing Direct to Large Customers
Dispatch & Load control
Settlement
Monitoring & Reporting
LDCs
Customer Market
Monitoring & Reporting
Settlement
Dispatch & Load Control
Industrial
$
Commercial
$
MUSH
$
Industrial
$
Commercial
$
MUSH
$
Lighting & HVAC Loads
Lighting & HVAC Loads

LIGHT MANAGEMENT TECHNOLOGY

Strategy: Introduce Dimming Capability

575 Watt Metal Halide

100%

Occupied
1 fixture
8760 hr/yr.
5,037 kWh/yr.
$604/yr.

No dimming capability

VS.

575 Watt Metal Halide

70%

Un-Occupied
1 fixture
8760 hr/yr.
3,525 kWh/yr.
$423/yr.

With Light Management System dimming capability

Even before switching fixture technology our Light Management System can save a customer 30% in electricity costs through tactical load shedding or daylight response dimming

High Bay or Outdoor Pole Application example

REDUCE COST ALWAYS

Eco-Shift Power
Sustainable Smart Buildings

Status Quo	Lower Wattage	With Dimming	With Sensors
MH Lamp Probe start	MH Lamp Pulse start	MH Lamp Pulse start	MH Lamp Pulse start
400W Magnetic HID 85% ballast efficiency 100% lamp power No dimming options	320W e-HID 94% ballast efficiency 100% lamp power	320W e-HID 94% ballast efficiency dimmed to 50% power	320W e-HID 94% ballast efficiency 50-60% power + daylight sensor
470W	341W	205W	170-205W
	Basic 27% Energy Reduction	Dimming 56% Energy Reduction	Dimming + Sensor Control 56-65%
20 Foot-candles	40 Foot-candles	20 Foot-candles	20 F C (dimmed) 15 F C (no motion)

LOW CEILING APPLICATIONS




Service





- LED Round Cluster
- LED Flat Panels
- LED T-8 and T-5 Tubes
- LED Flush Mount Square or Round Receptacle
- T-8 and T-5 Fluorescent Tubes

Eco-Shift Power
Sustainable Smart Buildings

OUTDOOR TOWER LIGHTING



Dealership
Security
Lighting



Parking Lot
Safety &
Security Lighting



Sports
Stadium
Lighting



Street
Lighting



Signage &
Entrance
Lighting

Ask about Solar PV powered towers and Light sensors

FUNDING - ISO REBATE PROGRAMS

Government funded incentive programs are available in abundance. Eco-Shift Power facilitates rebate applications s as part of its service. Our in-house expertise enables clients to receive funding between 20 - 40% of the total project cost.

U.S. DEPARTMENT OF ENERGY

The California ENERGY COMMISSION

ONTARIO POWER AUTHORITY

BUY GREEN SAVE GREEN | New York State Local Government REBATES NYSApplianceRebates.com

efficiency NOVA SCOTIA CORPORATION

Hydro Québec

ENERGY EFFICIENCY PROGRAMS

Why eco-Shift Power?

Turn-key Solutions

Step 1 - Lighting Assessment (complimentary) Cost Benefit Analysis & Audit Quote

Step 2 - Facility Audit and Rebate Program qualification

Step 3 - Project Proposal + Life Cycle Analysis (ROI, NPV, Payback etc.) + Financing Options

Step 4 - Solution Delivery, Installation and Commissioning

CLIENT LIST

Water & Ice North America Inc

Steelcraft

MAGELLAN AEROSPACE

Tim Hortons ALWAYS FRESH

HALIFAX FORUM

MATTEL

suds

NATIONAL STEEL CAR

Wellington County

THE CITY OF ST. THOMAS

SARANA | TILE porcelain | stone | hardwood | glass

ThyssenKrupp

ACI Alloy Casting

METRO SUPPLY CHAIN GROUP

USS U. S. Steel Canada A Subsidiary of United States Steel

HONDA

Teknion

CANADA STEEL SERVICE CENTRE INC

COSTCO WHOLESALE

CLIENT LIST

- All Weld
- AGF Albrecht
- Aqua Centre
- Baycoat
- Boehmer Box
- DJ Galvinizing
- Disbrowe Chevrolet Brick GMC
- E& L Collision
- ESP Promotions
- Fox 40
- Gateway Arena
- Gootendorst Dairy
- Golden Windows
- Goodwill Industries Ontario Great Lakes
- Grundfos Canada
- John Bear Chevrolet
- KIK Custom Products
- Brian Kurtz Trucking
- Lakeside Steel
- Logistics Development Corp
- London Mall Parking Lights
- Mattel Canada
- Messenger Freight
- Mitten Vinyl Inc
- Norpac Beef
- Pond Mills Square
- Pro Certified Doors and Windows
- Protreadz
- Quality Plates and Profiles
- Republic Canadian Drawn
- Rexroth Bosch
- Township of Huron-Kinloss-Ripley Arena
- Viking Cives
- Zenetec

Thank you!

John Lambert
Vice-President
416-689-9900
jlambert@eco-shiftpower.com
Skype: lamberjo59@gmail.com

Check our New Web-site

www.eco-shiftpower.com

Eco-Shift Power
Sustainable Smart Buildings